SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as Permitted by Rule
    14a-6(e)(2))
|_| Definitive Proxy Statement
|X| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              QUANTA SERVICES, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)    Title of each class of securities to which transaction applies:

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         (2)    Aggregate number of securities to which transaction applies:

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         (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)    Proposed maximum aggregate value of transaction:

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         (5)    Total fee paid:

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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)    Amount Previously Paid:

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         (2)    Form, Schedule or Registration Statement No.:

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         (3)    Filing Party:

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         (4)    Date Filed:

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

                                EXPLANATORY NOTE

                  Quanta Services, Inc., a Delaware corporation ("Quanta Services"), is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission on April 19, 2002 in connection with the solicitation of proxies for electing the board of directors of Quanta Services at the 2002 annual meeting of Quanta Services' stockholders.

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               QUANTA SERVICES, INC. EMPLOYEE STOCK PURCHASE PLAN
                      AND STOCK EMPLOYEE COMPENSATION TRUST

                      IMPORTANT INFORMATION ON HOW TO GIVE
                COMPLETE VOTING INSTRUCTIONS ON YOUR PLAN SHARES!

Dear Quanta Services, Inc. Employee Stock Purchase Plan Participant:

As a participant in the Quanta Employee Stock Purchase Plan ("ESPP"), you have the right to instruct the administrator of the Plan, Computershare Trust Co. (the "Administrator"), on a confidential basis, how to vote the shares in your ESPP account (your "Plan Shares") at the upcoming Annual Meeting of the Stockholders of Quanta. Additionally, unless you are a director of the Company, if you participated in the ESPP during the January to June 2001 or June to December 2001 buy periods (the "2001 Buy Periods"), you have the right to instruct the trustee of the Quanta Stock Employee Compensation Trust (the "SECT"), Wachovia Bank N.A. (the "Trustee"), on a confidential basis, how to vote a proportion of the shares in the SECT (your "Participant-Directed Shares") equal to the ratio of the number of shares you acquired through the ESPP during the 2001 Buy Periods to the total number of shares acquired through the ESPP by all ESPP participants during the same buy periods for which the Trustee receives instructions by the deadline set forth below. Enclosed with this letter are proxy materials, including a WHITE Voting Card, from Quanta's Board of Directors, which allow you to direct the vote of your Plan Shares and your Participant-Directed Shares, if any, for Quanta's director nominees at the upcoming Annual Meeting.

You may also receive proxy materials and a voting card from Aquila, Inc. (formerly known as UtiliCorp United Inc.), which allow you to direct the voting of your Plan Shares and your Participant-Directed Shares, if any, for Aquila's director nominees at the upcoming Annual Meeting. THIS NOTICE APPLIES ONLY TO
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THE VOTING CARD SENT BY QUANTA SERVICES, INC., AND NOT TO THE MATERIALS SENT BY
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AQUILA, INC. IF YOU CHOOSE TO GIVE VOTING INSTRUCTIONS ON THE VOTING CARD SENT
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BY AQUILA, INC., DISREGARD THIS NOTICE ENTIRELY.
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Enclosed is a WHITE Voting Card as filed with the Securities and Exchange
Commission on Friday, April 19, 2002.

o If you do not instruct the Administrator how to vote your Plan Shares, under the terms of the ESPP, your Plan Shares will not be voted. Thus, if you do not return a Voting Card, your Plan Shares will not be voted either for or against the Quanta director nominees.

o If you do not instruct the Trustee how to vote your Participant-Directed Shares, if any, the Trustee will vote your Participant-Directed Shares in the same proportion as it votes the Participant-Directed Shares for which voting instructions were provided to the Trustee. Thus, if you do not return a Voting Card, your Participant-Directed Shares, if any, will be voted for or against the Quanta director nominees in the same proportion as the Participant-Directed Shares for which the Trustee receives valid voting instructions.

As a reminder, all voting instructions will be kept absolutely confidential by the Administrator, the Trustee and the independent tabulator; no one at Quanta or Aquila will know how you voted.

If you choose to vote for the Quanta director nominees, please mark the enclosed WHITE Voting Card, date, sign and detach the card and return it to the independent tabulator in the enclosed postage paid envelope.

YOUR VOTING CARD MUST BE RECEIVED BY 5:00 P.M. (EDT), ON MONDAY, MAY 20, 2002, IN ORDER TO BE COUNTED.



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



                             QUANTA SERVICES, INC.
           Annual Meeting of Stockholders to be held on May 23, 2002

                                  Direction to

Administrator of Quanta Services, Inc. Employee Stock Purchase Plan ("ESPP") and
  Trustee of Quanta Services, Inc. Stock Employee Compensation Trust ("SECT")
                 Solicited on Behalf of the Board of Directors


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           In order to be included in the tabulation, this direction
              to Administrator and the Trustee must be received no
                            later than 5:00 p.m. EDT
                                 on May 20, 2002


        This voting instruction card will be voted as specified by you. If no choice is specified, and the card is signed and returned, this card will be voted "FOR" the nominees listed in the Proposal.


                              FOLD AND DETACH HERE


                             QUANTA SERVICES, INC.
            Annual Meeting of Stockholders to be held on May 23, 2002 Direction to Administrator of Quanta Services, Inc. Employee Stock Purchase
       Plan ("ESPP") and Trustee of Quanta Services, Inc. Stock Employee
                          Compensation Trust ("SECT")
                 Solicited on Behalf of the Board of Directors

To Computershare Trust Co. and Wachovia Bank, N.A.:
     As a participant in the Quanta Services, Inc. Employee Stock Purchase Plan ("ESPP"), I hereby direct

     o the ESSP Administrator to vote the shares allocated to my ESPP account and

     o the SECT Trustee to vote the shares owned by the SECT with respect to which I have voting authority, if any at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 23, 2002, at 9:00 a.m. local time at The St. Regis-Houston, 1919 Briar Oaks Lane, Houston, Texas, and at any adjournment thereof, as hereinafter specified upon the Proposal of Quanta Services, Inc. listed below and as more particularly described in the Company's Proxy Statement.

     I understand the Administrator shall not vote any shares held in the ESPP for which no voting instruction card is received or for which the voting instruction card is returned unsigned.

     I understand the Trustee shall vote any shares in the SECT for which no voting instruction card is received or for which the voting instruction card is returned unsigned in the same proportion as the shares for which the Trustee receives voting instructions.

     The undersigned hereby acknowledges receipt of the Proxy Statement.

            CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE

                              FOLD AND DETACH HERE

                                   PROPOSAL:
                             ELECTION OF DIRECTORS

The Board of Directors Recommends a Vote FOR the nominees.



(INSTRUCTION: To withhold authority to vote for a nominee,

strike a line through the nominee's name.)

Nominees:

     (01) James R. Ball, (02) John R. Colson, (03) Louis C. Golm,
     (04) Jerry J. Langdon, (05) Gary A. Tucci, (06) John R. Wilson


        [    ]   FOR ALL
        [    ]   WITHHOLD ALL
        [    ]   FOR ALL EXCEPT:


                        (INSTRUCTION: To withhold to vote for a nominee, strike a line through the nominee's name.)

                         James R. Ball        Jerry J. Langdon
                         John R. Colson       Gary A. Tucci
                          Louis C. Golm        John R. Wilson



       PLEASE SIGN, DATE AND RETURN THIS VOTING INSTRUCION CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.



-----------------------------          DATED                    , 2002
SIGNATURE OF PARTICIPANT                      -----------------